EXHIBIT 23.2



                    CONSENT OF MCKENNON, WILSON & MORGAN LLP

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in this Registration Statement of Oasis Resorts International, Inc. on Form S-8 of our report dated October 11, 2000, appearing in the Annual Report on Form 10-KSB of Oasis Resorts International, Inc. for the year ended June 30, 2000.


                                      /s/ McKennon, Wilson & Morgan LLP

Irvine, California
July 11, 2001